SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2001

SHOPKO STORES, INC.
(Exact name of registrant as specified in its charter)

Wisconsin (State or other jurisdiction of incorporation)	1-10876 (Commission file number)	41-0985054 (IRS Employer Identification No.)

700 Pilgrim Way
Green Bay, Wisconsin 54304
(Address of principal executive offices)

Registrant's telephone number, including area code: (920) 429-2211

Item 5. Other Events.

       On May 16, 2001, ShopKo Stores, Inc. ("ShopKo") issued a press release announcing that Jack W. Eugster was named Chairman of the Board of Directors of ShopKo. The May 16, 2001 Press Release is attached hereto as an exhibit and is incorporated herein by reference, except for references to ShopKo's website and the information contained therein.

Item 7. Exhibits.
Exhibit No.	Description
99.1	Press Release dated May 16, 2001.

SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHOPKO STORES, INC.

Date: May 18, 2001	/s/ Peter G. Vandenhouten Peter G. Vandenhouten Corporate Counsel

EXHIBIT INDEX
Exhibit No.	Description
99.1	Press Release dated May 16, 2001.